EXHIBIT 23.01
CONSENT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the inclusion in this Annual Report (Form 10-K) of Martek Biosciences Corporation of our report dated January 9, 2007, with respect to the consolidated financial statements of Martek Biosciences Corporation.
Our audits also included the financial statement schedule of Martek Biosciences Corporation listed in Item 15(a)(2). This schedule is the responsibility of Martek Biosciences Corporation’s management. Our responsibility is to express an opinion based on our audits. In our opinion, as to which the date is January 9, 2007, the financial statement schedule referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.
We consent to the incorporation by reference in the following Registration Statements:
(1)	Registration Statement (Form S-3 No. 33-93580) of Martek Biosciences Corporation,

(2)	Registration Statement (Form S-3 No. 333-34460) of Martek Biosciences Corporation,

(3)	Registration Statement (Form S-3 No. 333-57176) of Martek Biosciences Corporation,

(4)	Registration Statement (Form S-3 No. 333-76750) of Martek Biosciences Corporation,

(5)	Registration Statement (Form S-3 No. 333-87934) of Martek Biosciences Corporation,

(6)	Registration Statement (Form S-3 No. 333-106953) of Martek Biosciences Corporation,

(7)	Registration Statement (Form S-3 No. 333-108825) of Martek Biosciences Corporation,

(8)	Registration Statement (Form S-3 No. 333-115706) of Martek Biosciences Corporation,

(9)	Registration Statement (Form S-8 Nos. 33-79222) pertaining to the Martek Biosciences Corporation Stock Option Plan, Martek Biosciences Corporation Directors’ Stock Option Plan and Martek Biosciences Corporation 401(k) Retirement Savings Plan,

(10)	Registration Statement (Form S-8 No. 333-46949) pertaining to the Martek Biosciences Corporation 1997 Employee Stock Option Plan,

(11)	Registration Statement (Form S-8 No. 333-27671) pertaining to the Martek Biosciences Corporation 1997 Stock Option Plan,

(12)	Registration Statement (Form S-8 No. 333-84317) pertaining to the Martek Biosciences Corporation 1997 Stock Option Plan, as amended,

(13)	Registration Statement (Form S-8 No. 333-52298) pertaining to the Martek Biosciences Corporation 1997 Stock Option Plan, as amended,

(14)	Registration Statement (Form S-8 No. 333-74092) pertaining to the Martek Biosciences Corporation 2001 Stock Option Plan,

(15)	Registration Statement (Form S-8 No. 333-85856) pertaining to the Martek Biosciences Corporation 2002 Stock Incentive Plan,

(16)	Registration Statement (Form S-8 No. 333-87016) pertaining to the OmegaTech, Inc. 1996 Stock Option Plan and a Non Statutory Stock Option Agreement between OmegaTech, Inc. and Mark Braman,

(17)	Registration Statement (Form S-8 No. 333-105555) pertaining to the Martek Biosciences Corporation 2002 Stock Incentive Plan, as amended,

(18)	Registration Statement (Form S-8 No. 333-117671) pertaining to the Martek Biosciences Corporation 2004 Stock Incentive Plan and the Martek Biosciences Corporation 2003 New Employee Stock Option Plan,

(19)	Registration Statement (Form S-8 No. 333-125802) pertaining to the Martek Biosciences Corporation Amended and Restated 2004 Stock Incentive Plan, and

(20)	Registration Statement (Form S-8 No. 333-137633) pertaining to the Martek Biosciences Corporation Amended and Restated 2004 Stock Incentive Plan
of our report dated January 9, 2007, with respect to the consolidated financial statements of Martek Biosciences Corporation included herein, our report dated January 9, 2007, with respect to Martek Biosciences Corporation management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting of Martek Biosciences Corporation, included herein, and our report included in the preceding paragraph with respect to the financial statement schedule of Martek Biosciences Corporation included in this Annual Report (Form 10-K) of Martek Biosciences Corporation.
/s/ Ernst & Young LLP
McLean, Virginia
January 12, 2007